UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: March 10, 2023

(Date of earliest event reported)

PINEAPPLE, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-55896

Nevada	47-5185484
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

10351 Santa Monica Blvd., Suite 420 Los Angeles, California 90025

(Address of principal executive offices, including zip code)

(310) 877-7675

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0000001 par value per share	PNPL	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Pineapple, Inc. (the “Company”) is filing this Amendment No. 1 (the “Amended Current Report”) to amend the Company’s Current Report on Form 8-K filed on January 3, 2023 (the “Original Report”) to update the effective date of the Binding Letter Agreement, dated January 2, 2023 by and between the Company and Jaime Ortega (the “Original Agreement”), as described therein under Item 1.01, which is hereby superseded and amended by the Amended Binding (as defined below), contained in Item 1.01 of this Amended Current Report. Except as set forth in this Amended Current Report, no other modifications have been made to the Original Report, but for ease of reference, this Amendment restates in its entirety the Original Report, as amended.

Item 1.01. Entry into a Material Definitive Agreement

On March 10, 2023, the Company entered into an Amended Binding Letter of Intent (the “Amended Letter Agreement”), effective as of December 31, 2022 (the “Effective Date”), with its Co-Founder, Jaime Ortega (“Ortega”) where the Company agreed to sell 45.17% of its equity interest (the “PVI Interest”) in Pineapple Ventures, Inc. (“PVI”), in exchange for: (i) the purchase price of twenty million (20,000,000) shares of the Company’s common stock, $0.0000001 par value per share (the “Common Stock”) and (ii) the extinguishment of all of the Company’s debt to PVI and Neu-Ventures, Inc. (“NVI”), respectively, of which both PVI and NVI are wholly owned by Ortega (the “Share Repurchase”). Following the Share Repurchase, there are 71,163,569 shares of the Company’s Common Stock, issued and outstanding.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated by reference into this Item 2.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibits No	Description
10.1	Amended Binding Letter of Intent, dated March 10, 2023, by and between the Company and Jaime Ortega
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINEAPPLE, INC.

	By:	/s/ Shawn Credle
Date: March 23, 2023	Name:	Shawn Credle
	Title:	Chief Executive Officer